                                            Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in Registration Statement Nos. 333-258173, 333-263750, 333-270431 and 333-277827 on Form S-8 and No. 333-266712 on Form S-3 of our report dated March 10, 2025, relating to the financial statements of Caribou Biosciences, Inc. appearing in this Annual Report on Form 10-K for the year ended December 31, 2024.
/s/ Deloitte & Touche LLP
San Francisco, California
March 10, 2025